Registration Nos. 33-78256
                                        Investment Company Act File No.811-8492

             U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON D.C.
                             20549
                                   FORM N-2/A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. |_|
                       Post Effective Amendment No. 9 |X|
                                       and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                              Amendment No. 12 |X|
                        THE PRINCIPLED EQUITY MARKET FUND
               (Exact Name of Registrant as Specified in Charter)
          20 William Street, Suite G40, Wellesley, Massachusetts 02481
                    (Address of Principle Executive Offices)
                                (781) 235-6323
              (Registrant's Telephone Number,including Area Code)

                          David W.C. Putnam, Secretary
                        The Principled Equity Market Fund
                          20 William Street, Suite G40
                         Wellesley, Massachusetts 02481
                     (Name and Address of Agent for Service)

                        Copies of all correspondence to:
                                 Peter K. Blume
                           Thorp Reed & Armstrong, LLP
                          301 Grant Street, 14th Floor
                              Pittsburgh, PA 15219
                                 (412) 394-7711

Approximate date of the proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-2 (Registration No. 33-78256). The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8 (a) may determine.



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PROSPECTUS


THE PRINCIPLED EQUITY MARKET FUND


The Principled Equity Market Fund (the "Fund") is a closed-end, diversified management investment company organized as a Massachusetts business trust. The Fund seeks to provide long-term capital appreciation by investing in equity securities that the Fund's management believes will contribute to the achievement of the Fund's objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments (hereinafter sometimes called "concerned investors"). A list of security characteristics that the Fund believes to be of interest to concerned investors as of the date of this Prospectus is included in Appendix I.

Fund Shares are not bank deposits, federally insured, or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Shares of the Fund are offered on a monthly basis at net asset value. There is no minimum purchase as of the date of this Prospectus.

As a closed-end investment company, the Fund does not maintain a continuous offer to repurchase or redeem its outstanding Shares. The Fund may offer to repurchase outstanding Shares at the option of the Trustees from time to time (but no more frequently than quarterly). There can be no assurance that any such repurchase offers will be made.

Shares of the Principled Equity Market Fund are listed and traded on the Chicago Stock Exchange. The Shares have a limited public market and are relatively illiquid, and Shareholders may experience difficulty in selling their Shares otherwise than pursuant to repurchase offers, which will be made only if and when the Trustees determine, in their discretion, that any such offer would be in the best interests of the Fund and the Shareholders.


                                    CONTENTS
                                    Risk/Return Summary
                                    Fees and Expenses of the Fund
                                    What are the Fund's Investment Objectives
                                      and Policies?
                                    What are the Fund's Investment Restrictions?
                                    What are the Specific Risks of Investing
                                      in the Fund?
                                    Management and Organization
                                    Shareholder Information
                                    Other Information
                                    Financial Information




PROSPECTUS DATED MAY 1, 2005


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RISK/RETURN SUMMARY

What is the Fund's Investment Objective?

The principal investment objective of the Fund is long-term capital appreciation. The Fund invests principally in equity securities that the Fund's management believes will contribute to the achievement of the Fund's objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments (hereinafter sometimes called "concerned investors"). Such securities, and/or their characteristics, are herein sometimes referred to as being "Acceptable". A list of security characteristics that the Fund believes to be of interest to concerned investors as of the date of this Prospectus is included in Appendix I.

While there is no assurance that the Fund will achieve its investment objective, it will attempt to do so through the strategies and policies described in this Prospectus.

What are the Fund's Main Investment Strategies?

 The Fund invests principally in equity securities that the Fund's management believes will contribute to the achievement of its objective of long term capital appreciation and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments (hereinafter sometimes called "concerned investors"). Such securities, and/or their characteristics, are herein sometimes referred to as being "Acceptable". A list of security characteristics which the Fund believes are of interest to concerned investors as of the date of this Prospectus is included in Appendix I. For the information of investors the Fund will from time to time compare its investment results to those of major market indices, such as the Standard and Poor's Corporation 500 Stock Index.

The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days notice.

"Acceptable" Criteria. While it is not possible to determine in advance all of such characteristics and/or issuers which are not Acceptable to the Fund, some of the characteristics of issuers whose securities reasonably can be expected to be excluded are issuers who directly derive substantial revenues from or who have substantial assets which involve:

o     Nuclear, chemical, and biological weapons;
o     Toxic waste emission;
o     Discriminatory and otherwise unfair employment practices; and
o     Operations which support oppressive governments.

In seeking to achieve its investment objective, the Fund will purchase Acceptable securities, identified as such by the Manager, that will, in the Manager's or the Sub-Adviser's opinion, contribute to this goal. The Fund will hold both dividend-paying and non-dividend-paying common stocks.

What are the Main Risks of Investing in the Trust?

The Fund is intended for investors who seek long-term capital appreciation. Therefore, investors in the Fund should have a long-term view and should recognize that the value of securities in the Fund's portfolio will fluctuate.

An investment in the Fund is subject to risks, and it is possible to lose money by investing in the Fund. Changes in the value of the Fund's portfolio may result from general changes in the market or the economy. Events affecting individual issuers of the securities in the Fund's portfolio may also cause fluctuations in the Fund's share price.


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

The principal risks of investing in the Fund are:

o Market Risk: This is the risk that the price of a security will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

o Smaller companies: The securities of smaller companies may have more risks than those of larger companies - they may be more susceptible to market downturns and their prices may be more volatile.

For a more detailed discussion of these and other risks, see "What are the Specific Risks of Investing in the Fund."

Bar Chart and Performance Table

The bar chart and performance table below indicate the risks of investing in the Fund. The chart shows the annual total returns of the Fund on a calendar year basis for the life of the Fund.

[PLOT POINTS]

1997           31.00%
1998           28.22%
1999           21.16%
2000           -3.76%
2001          -15.49%
2002          -19.00%
2003           26.49%
2004           10.27%


For the information of investors the Fund will from time to time compare its investments results to those of major equity market indices, such as the Standard and Poor's Corporation 500 Stock Index.

Within the period shown in the chart, the Fund's highest quarterly return was 22.54% for the quarter ended December 31, 1998. Its lowest quarterly return was (17.04)% for the quarter ended September 30, 2001.


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Average Annual Total Return
for the periods ended December 31, 2004

                       1 Year    Life of
                                 Fund(1)
--------------------------------------------

The Fund               10.27%      8.14%
S&P 500 Index          10.88%      7.98%
(1) Initial Public Offering of shares was December 20, 1996.

The table shows the Fund's total returns averaged over a period of years as compared to the S&P 500 Index, a broad-based market index.

The bar chart and the performance table provide you with historical performance information so that you can analyze the potential fluctuations in the Fund's returns and analyze the risks of investing in the Fund. Past results of the Fund, however, do not necessarily indicate how the Fund will perform in the future.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                                    None

Annual Fund Operating Expenses
(as a percentage of average net assets)(Note 1)

   Management fees                                   0.25%
   Other expenses                                    0.53%
   Total annual Fund operating expenses              0.78%

      Note 1: The percentages assume average annual net assets of $26,338,000.


Example:                          1 year     3 years   5 years   10 years
You would pay the following         $8         $25       $43       $97
expenses on a $1,000 investment,
assuming a 5% annual return

      The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

A. Shareholder Transaction Expenses are charges, if any, that you would pay when you buy or sell Shares of the Fund.

B. Annual Fund Operating Expenses include management fees paid by the Fund to F. L. Putnam Investment Management Company (the "Manager") for managing its investments and business affairs. From that fee an advisory fee is paid by the Manager to PanAgora Asset Management, Inc. ("PanAgora" or the "Sub- Adviser") for managing the Fund's investments in equity securities identified by the Manager as "Acceptable" securities. The Fund incurs other expenses for maintaining shareholder records, furnishing shareholder statements and reports and for other services. Management fees and other expenses are reflected in the Fund's share price or dividends and are not charged directly to individual shareholder accounts. See "Management and Organization".

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

C. Example of Expenses: The hypothetical example illustrates the expenses associated with a $1,000 investment in the Fund over periods of one, three, five and ten years, based on the expenses in the table above and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected Fund returns or expenses, both of which may vary.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES AND POLICIES?

The Fund's investment objective is long-term capital appreciation. The Fund invests principally in equity securities that the Fund's management believes will contribute to the achievement of these objectives and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments (hereinafter sometimes called "concerned investors"). Such securities, and/or their characteristics, are herein sometimes referred to as being "Acceptable". A list of security characteristics which the Fund believes are of interest to concerned investors as of the date of this Prospectus is included in Appendix I. For the information of investors the Fund will from time to time compare its investment results to those of major market indices, such as the Standard and Poor's Corporation 500 Stock Index.

The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days notice.

"Acceptable" Criteria. While it is not possible to determine in advance all of such characteristics and/or issuers which are not Acceptable to the Fund, some of the characteristics of issuers whose securities reasonably can be expected to be excluded are issuers who directly derive substantial revenues from or who have substantial assets which involve:

o     Nuclear, chemical, and biological weapons;
o     Toxic waste emission;
o     Discriminatory and otherwise unfair employment practices; and
o     Operations which support oppressive governments.

In seeking to achieve its investment objective, the Fund will purchase Acceptable securities, identified as such by the Manager, that will, in the Sub-Adviser's opinion, contribute to this goal. The Fund will hold both dividend-paying and non-dividend-paying common stocks. The Fund will attempt to keep transaction costs low and maintain a portfolio turnover rate of not more than 50% per year. If the Fund were to replace all of its securities, other than government securities, in one year, it would have a 100% annual turnover rate. For the year ended December 31, 2004, the Fund's turnover rate was 8%.

Changes may be made in the Fund's holdings as the result of changes in the securities markets in which the Fund invests or in the activities of issuers whose securities are held as Acceptable securities or in the desirability of individual securities as Fund investments from a financial standpoint. Since brokerage and other transaction costs reduce the Fund's return, each investment for the Fund is chosen on the basis of its ability to comply with the Fund's investment objective, policies and restrictions. In selecting investments for the Fund, all investments are first evaluated for investment potential and then screened for their compliance with the Fund's ethical and social justice criteria. Such criteria limit the Fund's universe as compared to that of funds having no such criteria. Ethical and social justice investment criteria are not expressions of fundamental policies and may be changed without shareholder approval.

The Manager will depend principally upon its experience in identifying and monitoring companies that meet the Acceptable investment criteria of the Fund.

While the Manager has primary responsibility for the selection of securities to meet the Fund's particular investment criteria for Acceptable securities, it will rely upon the Board of Trustees with respect to the specific criteria used by the Fund from time to time.

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

If, after an initial purchase by the Fund of a company's securities, it is determined that such company's activities change or the Fund adopts new Acceptable investment criteria with the result that such company's activities contravene the Fund's criteria, then the securities of such company will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of the securities at a time when it may be economically disadvantageous to do so.

To provide for daily recurring expenses and to provide for any share repurchases authorized by the Trustees, the Fund may hold cash, high quality corporate obligations, money market instruments and U.S. government securities. When the Adviser determines that market conditions warrant, the Fund may adopt a temporary defensive posture and hold such securities without limit. (See "United States Government Securities" in Appendix A to this Prospectus for information concerning U.S. government securities).

Futures Contracts. The Fund may purchase and sell exchange-traded stock index and other financial futures contracts, although it is expected that this activity will be minimal, and in no event will the Fund maintain futures positions which at any time expose more than 20% of the Fund's assets to risk of loss without seeking to close out sufficient positions to reduce such exposure to such 20%. The Fund may engage in such futures transactions in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for a particular transaction in a particular security. The ability of the Fund to utilize futures successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. (See "Futures Transactions" in the Statement of Additional Information for more information about these practices and their risks.)

Utilizing the foregoing practices is commonly known as investing in derivatives, which may expose the Fund to significant risks. The extent of such utilization is not formally limited, but the Fund anticipates that under normal circumstances such utilization will not be permitted to subject more than 10% of the Fund's total assets to risk of loss without the Fund seeking to close out sufficient positions to reduce such risk to such 10%.

Other Investment Policies. The Fund may employ certain other investment strategies and techniques in pursuing the Fund's investment objective, which together with their related risks are summarized below. These investment techniques and the related risks are described further in the Statement of Additional Information. Inclusion of such descriptions in this Prospectus and in the Statement of Additional Information should not be construed by investors as a representation that these techniques will generally be extensively employed by the Fund or that the Fund will be generally "hedged" to any particular degree against market risks or operated in any sense whatsoever as a "hedge fund".

When-Issued and Delayed Delivery Purchases. The Fund may make contracts to purchase securities on a "when-issued" or "delayed delivery" basis. Pursuant to such contracts, delivery and payment for the securities occurs at a later date than the customary settlement date. The payment obligation and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. An amount of cash or short-term U.S. Government securities equal to the Fund's commitment would be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund could dispose of a security prior to settlement if the Adviser deemed it advisable. The Fund may realize short-term gains or losses in connection with such sales. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions. A repurchase agreement


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

is a contract pursuant to which the Fund, against receipt of securities of at least equal value, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time and price. Repurchase agreements, which are usually for periods of one week or less, enable the Fund to invest its cash reserves at fixed rates of return. The Fund may enter into repurchase agreements, provided that the Fund's custodian bank always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with financial institutions considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the Fund some loss, as well as legal expense, should the value of the securities decline prior to liquidation.

Securities Loans. The Fund may seek to obtain additional income by making secured loans of its portfolio securities. In such transactions, the borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund's investment. The Fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees.

WHAT ARE THE FUND'S INVESTMENT RESTRICTIONS?

The Fund has adopted certain fundamental policies which may not be changed without the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund. Such vote means the affirmative vote of the lesser of (i) the holders of more than 50% of the outstanding Shares, or (ii) the holders of 67% or more of the outstanding Shares present at a meeting if more than 50% of the holders of the outstanding Shares are represented at the meeting in person or by proxy.

The Fund may not:

      1. Borrow money or issue senior securities, provided that the Fund may borrow amounts not exceeding 33 1/3% of the value of its total assets (not including the amount borrowed) for temporary purposes, and may not make additional investments while such borrowed amounts exceed 5% of the Fund's total assets.

      2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowing permitted by the preceding paragraph. Collateral arrangements with respect to margin on forward currency contracts, futures contracts and options thereon and on securities are not deemed to be pledges or other encumbrances for purposes of this restriction.

      3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of security transactions and may make margin deposits in connection with forward currency contracts, option contracts on securities, equity indices and other financial instruments as well as financial futures contracts and options thereon.

      4. Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

      5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws.

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

      6. Purchase or sell real estate, although the Fund may purchase or sell securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

      7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options on financial futures contracts and engage in foreign currency transactions.

      8. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.

      9. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and Trustees of the Fund and officers and Directors of the Manager or the Sub-Adviser who each own beneficially more than 1/2 of l% of the securities of that issuer together own more than 5% of such issuer.

      10. Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Fund's total assets (at current value) may be invested without regard to this limitation.

      11. Concentrate its investments in the securities of issuers primarily engaged in any one industry or group of industries, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations.

      12. Buy or sell oil, gas or other mineral leases, rights or royalty contracts although it may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

      13. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above, other investment policies described in this Prospectus are not fundamental and may be changed by approval of the Board of Trustees.

As non-fundamental policies the Fund intends to follow the policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. The purchase of restricted securities is not to be deemed engaging in underwriting.

In order to permit the sale of Fund shares in certain states or foreign countries, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may revoke the commitment by terminating sales of its shares in the state or country involved.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

Equity Securities

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries or the securities market or the economy as a whole. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods of time.

Fixed Income Securities

To provide for daily recurring expenses and to provide for any share repurchases authorized by the Trustees, the Fund may hold cash, high quality corporate obligations, money market instruments and U.S. government securities. When the Manager determines that market conditions warrant, the Fund may adopt a temporary defensive posture and hold such securities without limit. (See "United States Government Securities" in Appendix A to this Prospectus for information concerning U.S. government securities). The values of fixed income investments, including some of the debt instruments in which the Fund may invest, rise and fall in response to changes in interest rates. Declining interest rates raise the value of investments in debt instruments, while rising interest rates lower the value of investments in debt instruments. Changes in the values of the Fund's investments will affect the value of the Fund's shares. Accordingly, the primary risk factors that affect the Fund include:

Market Risk. The values of fixed income investments, including the debt instruments in which the Fund may invest, rise and fall in response to changes in interest rates. Declining interest rates raise the value of debt instruments, while rising interest rates lower the value of debt instruments. Debt instruments with longer maturities are usually subject to a greater risk of an adverse movement in interest rates and a decline in the price of the instrument. Changes in the values of the Trust's investments will affect the value of the Fund's shares.

Credit Risk. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Trust will lose money. Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline

Other principal risks of investing in the Fund are:

Derivatives

The Fund may purchase and sell exchange-traded stock index and other financial futures contracts, although it is expected that this activity will be minimal, and in no event will the Fund maintain futures positions which at any time expose more than 20% of the Fund's assets to risk of loss without seeking to close out sufficient positions to reduce such exposure to such 20%. The Fund may engage in such futures transactions in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for a particular transaction in a particular security. The ability of the Fund to utilize futures successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. (See "Futures Transactions" in the Statement of Additional Information for more information about these practices and their risks.)

Utilizing the foregoing practices is commonly known as investing in derivatives, which may expose the Fund to significant risks. The extent of such utilization is not formally limited, but the Fund anticipates that under normal circumstances such utilization will not be permitted to subject more than 10% of the Fund's total assets to risk of loss without the Fund seeking to close out sufficient positions to reduce such risk to such 10%.


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

Derivatives are volatile and involve significant risks, including the following:

      Credit Risk. There is the risk that the other party on a derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency Risk. There is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of the investment.

      Leverage Risk. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested because relatively small market movements may result in large changes in the value of an investment.

      Liquidity Risk. There is the risk that derivative securities may be difficult or impossible to sell at the time the seller would like or at the price that the seller believes the security is currently worth.

      Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may purchase and sell exchange-traded stock index and other financial futures contracts, although it is expected that this activity will be minimal, and in no event will the Fund maintain futures positions which at any time expose more than 20% of the Fund's assets to risk of loss without seeking to close out sufficient positions to reduce such exposure to such 20%. The Fund may engage in such futures transactions in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for a particular transaction in a particular security. The ability of the Fund to utilize futures successfully will depend on the Manager's or the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. (See "Futures Transactions" in the Statement of Additional Information for more information about these practices and their risks.)

Utilizing the foregoing practices is commonly known as investing in derivatives, which may expose the Fund to significant risks. The extent of such utilization is not formally limited, but the Fund anticipates that under normal circumstances such utilization will not be permitted to subject more than 10% of the Fund's total assets to risk of loss without the Fund seeking to close out sufficient positions to reduce such risk to such 10%.


Loans of Portfolio Securities and Repurchase Agreements

If the Fund makes loans of portfolio securities or uses repurchase agreements, there is a risk that the other party to the transaction may not be able to fulfill its obligations to the Fund. In the event of a default by the borrower in a loan of portfolio securities, the Fund may not be able to recover its securities. In the event of a default by the other party to a repurchase agreement, the Fund may lose its interest in the underlying security.



When-Issued and Delayed Delivery Purchases

Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

MANAGEMENT AND ORGANIZATION

Trustees

Under the terms of the Declaration of Trust establishing the Fund, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees of the Fund are ultimately responsible for the management of its business and affairs. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

The Manager

F. L. Putnam Investment Management Company, 20 William Street, Suite G40, Wellesley, MA 02481, serves as the general investment and business manager ("Manager") of the Fund pursuant to a written management agreement (the "Management Agreement"). The Manager and its principal officers have provided investment advisory services to individual, corporate and other institutional clients for many years.

The Manager is a Maine corporation registered with the Securities and Exchange Commission as an investment adviser, and is wholly-owned by F. L. Putnam Securities Company, Incorporated, a Delaware corporation, Two City Center, Portland, Maine 04101, which is a financial services holding company, substantially all of the outstanding voting stock of which is held by David W.
C. Putnam, a Trustee of the Fund, and members of his family.

Subject to the direction and control of the Trustees, the Manager is responsible for supervising the overall management of the Fund's investments and business affairs. The Management Agreement permits the Manager, with the approval of the Fund's Shareholders and Trustees, to delegate all or any part of its duties and obligations to one or more sub-investment advisers. From the Fund's inception, PanAgora Asset Management, Inc. ("PanAgora"), served as a sub-investment adviser pursuant to a written investment advisory agreement (the "Former Sub-Advisory Agreement") providing for PanAgora to manage the Acceptable securities identified by the Manager. As required by the Investment Company Act of 1940 (the "1940 Act"), the Former Sub-Advisory Agreement terminated when PanAgora underwent a "change in control" as identified by the 1940 Act on July 19, 2004. To avoid disruption of the Fund's investment management programs, the Board of Trustees of the Fund unanimously approved an interim investment sub-advisory agreement between the Manager and PanAgora in accordance with Rule 15a-4 under the Investment Company Act of 1940. The interim investment sub-advisory agreement had a term of 150 days from July 19, 2004 and was substantially identical to the Former Sub-Advisory Agreement, except that PanAgora collected no fees from the Fund during this interim period. At a meeting of the Board of Trustees held on September 21, 2004, the Board unanimously approved a new investment sub-advisory agreement (the "New Agreement") substantially identical to the Former Sub-Advisory Agreement, and recommended that it be submitted to the Fund's shareholders for approval. On December 10, 2004, the shareholders of the Fund voted to approve the New Agreement, and PanAgora resumed as Sub-Advisor to the Fund. For its services, the Fund pays the Manager a monthly fee equal to ..25% per annum of the Fund's average monthly net assets. From this fee the Manager expects to pay a monthly fee at the annual rate of .15% of such average net assets to the Sub-Adviser and retains a fee of .10% of such net assets.

The Manager identifies "Acceptable" securities. The Sub-Adviser selects which of the "Acceptable" securities identified by the Manager the Fund should invest in. The Sub-Adviser is staffed by personnel with extensive investment advisory experience. In addition to identifying Acceptable securities, the Manager serves as investment and business manager of the Fund. The Manager and its principal officers have provided investment advisory services to individual, corporate and other institutional clients for many years, including investment companies, and the Manager has numerous clients concerned with the ethical, social justice, environmental and other nonfinancial aspects of their investments. The Manager will be entitled to retain a monthly fee at the rate of .10% per annum of the Fund's average monthly net assets from its total fee of .25% of such net assets, after paying a fee at the rate of .15% per annum of such net assets to the Sub-Adviser.

The Fund pays all expenses incurred in its operation not assumed by the Manager, including such investment advisory fee, expenses for legal, bookkeeping, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials, prospectuses, statements of additional information and share certificates, charges of its custodian bank, fees of the Administrator for administration, transfer agency and dividend disbursing services, registration fees, fees and expenses of the Trustees who are not interested persons of the Manager, insurance, brokerage costs, litigation and other extraordinary or nonrecurring expenses. Under the Management Agreement, the Manager will reduce its fee to the extent that expenses payable by the Fund would exceed the limit on expenses applicable to the Fund in any state in which Shares are then qualified for sale.


The Sub-Adviser

PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Adviser") is a registered investment adviser organized in 1989, with offices at 260 Franklin Street, Boston, Massachusetts, 02110. It is wholly-owned, directly or indirectly, by its ultimate parents, Nippon Life Insurance Company and Putnam Investments. PanAgora specializes in quantitative investment techniques and will as a sub-adviser employed by the Manager with the Fund's approval, manage the Fund's Acceptable securities (identified by the Manager). PanAgora is staffed by personnel substantially experienced in various techniques of investment management.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Trust is available in the Statement of Additional Information (SAI) incorporated by reference into this Prospectus.

Portfolio Managers

For the past eight years, the Portfolio Manager primarily responsible for the Fund's day-to-day investment management by PanAgora is William G. Zink. For the past five years, Mr. Zink has been the Director of Structured Investments of PanAgora responsible for managing structured equity investments.

With respect to securities selected by the Portfolio Manager for investment by the Fund, Susanne Stauffer, Senior Vice President of the Manager, along with other members of the Manager's staff, determine whether such securities are eligible investments based on whether such securities are "Acceptable" in light of the characteristics set forth in Appendix I. Ms. Stauffer has been in the investment management business since 1982 and, together with the staff of the Manager, has had substantial experience in selecting such securities for various clients of the Manager. Ms. Stauffer has been managing investment portfolios for
F. L. Putnam Investment Management Company since 1988.

The Statement of Additional Information (SAI) hereto provides additional information about the portfolio managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers ownership of the Trust's securities.

The Administrator

Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, is Administrator, Transfer Agent and Dividend Disbursing Agent of the Fund. As Administrator it will oversee or provide bookkeeping, securities transactions, net asset value computations and other operational matters for the Fund. For the current year, the Administrator, which is also the Transfer Agent and Dividend Disbursing Agent, will receive a fee of $40,000 for performing these services, including computing the Fund's net asset value as required.


SHAREHOLDER INFORMATION

Share Repurchases and Tender Offers

Shares of the Fund are expected to have only a limited public market and will, therefore, be relatively illiquid. The Board of Trustees of the Fund currently contemplates that from time to time, but not more frequently than quarterly, the Board may, in its discretion, consider repurchasing Shares through repurchase offers or tender offers to all Shareholders, if the Board determines that such action would be in the best interests of the Fund and its Shareholders.

There can be no assurance that the Board will continue to authorize any such repurchases. During 2004, the Trust repurchased 2,449 shares on the Chicago Stock Exchange.

If the Fund must liquidate portfolio securities in order to effect repurchases of Shares, the Fund may realize gains and losses.

Before any repurchases of Shares are authorized, the Trustees will consider the effect of such repurchases on the Fund's expense ratio, portfolio turnover, its ability to achieve its investment objective and the maintenance of its status as a regulated investment company. It is the policy of the Board of Trustees, which may be changed by the Board, to effect repurchases of Shares only if they are in the best interests of the Shareholders and the Fund and would not have a material adverse effect, including adverse tax consequences, on the Fund or its Shareholders.

There is no assurance that, if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value.

The Fund will repurchase any fractional shares for cash at the current net asset value upon receipt of written notice to the transfer agent. Upon receipt of such notice, an appropriate adjustment will be made to the shareholder's account.

If any such a tender offer is made, notice will be provided which will describe the tender offer and contain information that shareholders should consider in deciding whether to tender their Shares to the Fund as well as detailed instructions on how to tender Shares.

Purchase of Shares

Investors may purchase Shares from the Fund at net asset value from time to time on a monthly basis. There is no minimum purchase as of the date of this Prospectus.

Orders for the purchase of shares received by the Fund by the close of regular trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (the "Exchange") on any business day on which shares are offered (normally the last business day of each month) will be effected at the net asset value per share determined as of the close of trading on the Exchange on that day. The Fund reserves the right in its sole discretion (i) to suspend the offering of the Shares at any time, (ii) to reject purchase orders for any reason and (iii) to institute a minimum initial investment amount.

To eliminate the need for safekeeping, the Fund generally will not issue share certificates. The Fund's transfer agent maintains records of the number of Shares held in each Shareholder's account, and issues confirmation statements to each Shareholder of record showing that Shareholder's purchases and sales of Shares of the Fund.

Net Asset Value

The net asset value of the Shares will be determined at least once each month on the last business day thereof by dividing the value of all assets of the Fund less all liabilities by the total number of Shares outstanding, and adjusting to the nearest cent per share.

Short-term obligations with remaining maturities of 60 days or less are valued by the Fund at amortized cost when amortized cost is fair value. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Additional information concerning the Fund's valuation policies is contained in the Statement of Additional Information.

The following table shows the historical per share high and low net asset value, and the per share high and low market prices (i) for the periods September 1998 (when the shares were first publicly traded on the Chicago Stock Exchange) until September 30, 1998 and (ii) for each quarter thereafter through the fourth quarter of 2004.

                                  Market Values

The following table shows the historical per share high and low net asset value, and the per share high and low market prices for each of the indicated periods through December 31, 2004

          High Net Low Net  Chicago   Chicago  Highest  Lowest
  Quarter Asset    Asset    Stock     Stock    Premium  Discount
          Value    Value    Exchange  Exchange to NAV   to NAV
                            High      Low
    3rd '98$ 16.11  $ 12.99  $ 14.625  $ 14.25     8.25%    0.0%
    4th' 98$ 16.46  $ 12.81  $ 14.625  $ 13.3125   0.17%  (12.99%)
    1st '99$ 16.23  $ 15.06  $ 14.625  $ 14.50     0.0%    (8.63%)
    2nd '99$ 17.01  $ 15.85  $ 15.0625 $ 15.0625   0.0%    (8.60%)
    3rd '99$ 17.56  $ 15.53  $ 15.375  $ 15.375    0.0%    (4.15%)
    4th '99$ 17.90  $ 15.25  $ 16.50   $ 16.3125   0.0%    (7.84%)
    1st '00$ 19.23  $ 16.41  $ 16.00   $ 14.00     0.0%   (25.85%)
    2nd '00$ 18.79  $ 16.75  $  0.00   $  0.00     0.0%     0.00%
    3rd '00$ 19.29  $ 17.87  $ 17.4375 $ 15.125    0.0%   (20.06%)
    4th '00$ 18.46  $ 16.00  $ 16.00   $ 16.00     0.0%    (4.08%)
    1st '01$ 17.33  $ 14.09  $ 16.19   $ 15.95     0.0%    (3.69%)
    2nd '01$ 16.51  $ 13.85  $  0.00   $  0.00     0.0%      0.0%
    3rd '01$ 15.75  $ 12.17  $  0.00   $  0.00     0.0%      0.0%
    4th '01$ 14.29  $ 12.87  $ 13.64   $ 13.00     0.0%    (2.40%)
    1st '02$ 14.31  $ 13.09  $  0.00   $  0.00     0.0%     0.00%
    2nd '02$ 13.94  $ 12.16  $  0.00   $  0.00     0.0%     0.00%
    3rd '02$ 12.37  $ 10.01  $ 10.39   $ 10.39     0.0%    (0.76%)
    4th '02$ 11.93  $  9.81  $ 11.08   $ 11.06     0.0%    (2.38%)
    1st '03$ 11.94  $ 10.12  $  0.00   $  0.00     0.0%     0.00%
    2nd '03$ 12.83  $ 10.84  $ 12.83   $ 12.37     0.0%    (2.18%)
    3rd '03$ 13.33  $ 12.33  $ 12.91   $ 12.81     0.0%    (0.85%)
    4th '03$ 14.15  $ 13.07  $  0.00   $  0.00     0.0%     0.00%
    1st '04$ 14.74  $ 13.90  $ 14.02   $ 12.00     0.0%   (16.20%)
    2nd '04$ 14.70  $ 13.88  $ 14.07   $ 14.07     0.0%    (2.63%)
    3rd '04$ 14.56  $ 13.66  $ 14.05   $ 14.00     0.0%   (1.620%)
    4th '04$ 14.49  $ 14.05  $ 14.86   $ 14.25     0.0%    (2.66%)

The Fund and Its Shares

The Fund is a closed-end diversified management investment company, established as an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 26, 1994 (the "Declaration of Trust"). Under the Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest of the Fund. When issued, each share of the Fund will be fully paid and nonassessable by the Fund, except as set forth in the following paragraph. Shares of the Fund have no preemptive, conversion, exchange or redemption rights. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable. If the Fund were liquidated, shareholders would receive the net assets of the Fund. Each share represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to share pro rata in the net assets of the Fund available for distribution.

The Trustees may authorize separate series and classes of shares of beneficial interest at any time. Currently, the Trustees have authorized the issuance only of the Shares offered pursuant to this Prospectus.

As a Massachusetts business trust, the Fund is not required to hold annual shareholders meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Fund will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that a contractual notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the contract notice is inapplicable, absent or ineffective and the Fund is unable to meet its obligations. The likelihood of such circumstances is remote.

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Cardinal Investment Services, Inc. (the "Dividend Disbursing Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, which will be paid by check and mailed directly to the shareholder by the Dividend Disbursing Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Disbursing Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Disbursing Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

The Dividend Disbursing Agent will maintain all shareholders accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose Shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Disbursing Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Dividend Disbursing Agent administers the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose Shares are held in the name of banks, brokers or nominees must confirm with such entities that participation in the Plan is possible. Those who participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Disbursing Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Disbursing Agent's open market purchases in connection with the reinvestment of dividends or distributions.


Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Disbursing Agent on at least 90 days, written notice to participants in the Plan. All correspondence or inquiries concerning the Plan should be directed to Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612 or by telephone to 508-831-1171.

As of December 31, 2004, the Fund had outstanding 2,159,379 shares of beneficial interest, none of which were held by the fund.

It is expected that there will be at most a limited market for the Shares and, accordingly, the Shares will be relatively illiquid. From time to time, but no more frequently than quarterly, the Board of Trustees may consider making a tender offer for the Shares. In deciding whether to repurchase or to tender for Shares, the Board will consider both whether a tender or repurchase is in the best interests of the Fund and its shareholders and also the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company. See "Share Repurchases and Tender Offers" within.

Use of Proceeds

The net proceeds to the Fund from any sale of the Shares offered hereby will be invested in accordance with the Fund's investment objective and policies. Pending such investment, the proceeds will be invested in short-term interest-bearing securities.


Portfolio Brokerage Transactions

Subject to the supervision of the Trustees, the Sub-Adviser and/or the Manager selects the brokers and dealers which execute orders to purchase and sell portfolio securities for the Fund. They seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

Subject to the consideration of best price and execution and to applicable regulations, the receipt of research services and, if and when applicable, sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

Consistent with the Fund's policy of obtaining best price and execution on portfolio transactions, the Trustees have determined that portfolio transactions for the Fund may be executed through a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser, if in the judgment of the Manager or the Sub- Adviser, the use of such affiliated broker is likely to result in prices and executions at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, such affiliated broker charges the Fund commission rates consistent with those charged by the broker to comparable unaffiliated customers in similar transactions.

During the year ended December 31, 2004, the Fund paid $7,403 in brokerage commissions. Portfolio brokerage transactions are further described in the Statement of Additional Information.


Distributions

The Fund intends to pay dividends on the Shares annually out of net investment income and short-term capital gains. The Fund's net investment income is all of its income (other than net capital gains) reduced by its expenses. In addition, the Fund intends to distribute annually to shareholders all of "net capital gains". The Fund's net capital gains equals the excess of its net long-term capital gains over its net short-term capital losses.



Federal Taxes

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on net investment income and capital gains (short and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In addition, dividends and distributions paid to shareholders are taxable as ordinary income or capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Fund but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of the income or gains.

Capital Gains

Shareholders may realize a capital gain or loss when Shares are sold.

Other Tax Information

In addition to federal taxes, investors may be subject to state or local taxes on their investment, depending on the laws in the investor's area.

For a further discussion of the tax treatment of distributions, see the Statement of Additional Information.

OTHER INFORMATION

Custodian, Transfer Agent and Dividend Disbursing Agent

All cash and securities of the Fund are held by Investors Bank and Trust Company, 200 Clarendon Street, 4th Floor, Boston, Massachusetts 02116, as custodian. Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, serves as the Transfer Agent and Dividend Disbursing Agent for the Shares.

Reports to Shareholders

The Fund will send unaudited semiannual and audited annual reports to its Shareholders, including a list of investments held.


Legal Counsel

The Fund enlists the services of both Thorp Reed & Armstrong LLP, One Oxford Centre, Pittsburgh, PA 15219 and Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, as legal counsel to the Fund and the Manager.

Auditors

Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02482, serves as independent auditors for the Fund and will audit its financial statements annually.


ADDITIONAL INFORMATION

Further information concerning these securities may be found in the Registration Statement, of which this Prospectus and the Statement of Additional Information constitute a part, on file with the Securities and Exchange Commission.

FINANCIAL INFORMATION

Financial Highlights

      The following per share data and ratios with respect a share of beneficial interest of the Fund outstanding for the five years ended December 31, 2004 have been audited by Livingston & Haynes, independent auditors, as indicated in their report included with the Fund's audited financial statements herein and should be read in conjunction with the audited financial statements and the notes thereto.


                     Year ended  Year ended  Year ended  Year ended  Year Ended
                     December    December    December    December    December
                     31,2004     31, 2003    31, 2002    31, 2001    31, 2000

Net asset value,
beginning of period    $14.14      $11.27      $14.04      $16.73     $17.81
Net investment income    0.20        0.11        0.10        0.10       0.11
Net realized and
unrealized (loss) gain
on investments          1.25         2.87       (2.77)      (2.69)     (0.78)

Distributions to
shareholders:

From net investment
income                  0.19        0.11        0.10         0.10       0.11
From net realized gain
on investments          0.00        0.00        0.00         0.30       0.68
Total Distributions     0.19        0.11        0.10         0.10       0.41

Net asset value, end
of period             $15.40       $14.14     $11.27       $14.04     $16.73
Total Return           10.27%       26.49%    (19.00)%     (15.49)%    (3.76)%
Net increase (decrease)
in net asset value      1.26         2.87      (2.77)       (2.69)     (1.08)
Net assets, end
of period        $33,252,760  $30,274,109  $24,456,840 $30,338,059  $31,985,546
Ratio of expenses
to average net assets   0.78        0.79%      0.72%        0.53%       0.50%
Ratio of net investment
income to average
net assets              1.32%       0.92%      0.85%        0.72%       0.60%
Portfolio turnover
rate                    0.08        0.250      0.020        0.003       0.010
Average commission
rate paid               0.49        0.025      0.019        0.019       0.045

                        The Principled Equity Market Fund


For investors who want more information about the Fund, the following documents are available free upon request:

Annual Reports: Additional information about the Fund's investments is available in the Fund's annual report to shareholders. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information and is incorporated into this Prospectus by reference.

                You can get free copies of the Fund's annual reports and SAIs by writing or calling the Fund collect at:

                The Principled Equity Market Fund
                c/o Cardinal Investment Services, Inc.
                579 Pleasant Street, Suite 4
                Paxton, Massachusetts  01612
                Telephone (collect):(508) 831-1171
                Fax:           (508) 831-1191

You can also review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission.

You can obtain copies from the Securities and Exchange Commission as follows:

                For a fee, by writing to or calling the Commission's Public Reference Room, Washington, D.C. 20549 Telephone: 1-800-SEC-0330

                Free from the Commission's Internet website at http://www.sec.gov.







                                                         Investment Company Act
                                                               File no. 811-8492

                                   APPENDIX A

This Appendix provides additional information about various of the securities in which the Fund may invest.

I. RATINGS OF CORPORATE SECURITIES

A. CORPORATE BONDS

      Standard & Poor's Corporation describes classifications of corporate bonds as follows:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      To provide more detailed indications of corporate bond quality, the ratings of AA, A and BBB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

      Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each rating classification of Aa, A and Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. PREFERRED STOCK

      Standard & Poor's Corporation describes classifications of preferred stock as follows:

      AAA - This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

      To provide more detailed indications of preferred stock quality, the ratings of AA, A and BBB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

      Moody's Investors Service, Inc. describes classifications of preferred stock as follows:

      aaa - Preferred stocks which are rated aaa are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - Preferred stocks which are rated aa are considered to be high-grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a - Preferred stocks which are rated a are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - Preferred stocks which are rated baa are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      Moody's applies numerical modifiers 1, 2 and 3 in each rating classification of aa, a and baa in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Preferred stock ratings are based on the following considerations:

           (i) Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking Trust requirements in accordance with the terms of the obligations.

           (ii) Nature of and provisions of the issue.

           (iii) Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors, rights.

C. COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation describes commercial paper ratings as follows:

      The A-1+ rating is the highest, A-1 the second highest, and A-2 the third highest commercial paper rating assigned by Standard & Poor's. Paper rated A- 1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is overwhelming or very strong. Commercial paper rated A-2 must have a degree of safety that is strong. Moody's describes commercial paper ratings as follows:

      Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

      - Leading market positions in well established industries.

      - High rates of return on Trusts employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternative liquidity

      Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II. UNITED STATES GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. government include a variety of Treasury debt securities having various interest rates and maturities and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

      Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

      Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Management determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. while the Fund may invest in such instruments, U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                                   APPENDIX I

Certain Characteristics of Interest to Various Investors concerned with Ethical, Social Justice, Environmental, and other Nonfinancial Aspects of their Investments.

Alcohol - Production and Distribution
Animals - Use in Testing
Biotechnology - Fetal Tissue Research
Biotechnology - Genetic Engineering
Board of Directors - Composition
Community Involvement (Support)
Community Reinvestment Act Rating
Employment Practices - AIDS
Employment Practices - Equal Opportunity
Employment Practices - Family Benefits
Energy Sources - Coal
Energy Sources - Nuclear
Energy Sources - Oil
Energy Sources - Solar and Alternative
Equal Employment Policies & Programs
Environment - Recycler
Environment - Produces Recyclable Products
Environment - Uses Recycled Products
Environment - CERES Principle Signatory
Environment - Energy Conservation
Environment - Major Polluter (USA)
Environment - Major Polluter (World)
Human Life Issues - Abortion: Products, Services, Ownership of Facilities Human Life Issues - Contraception Products: Production and Distribution Management Composition
Maquiladoras - Environment
Maquiladoras - Labor Practices
Military - Department of Defense Prime Contractor
Military - Weapons Producer
Military - Nuclear Weapons Research
Military - Nuclear Weapons Producer
Military - Chemical Weapons
Military - Biological Weapons
Northern Ireland - Presence
Northern Ireland - MacBride Principles Signatory
Product Safety
Shareholder Resolutions
South Africa - Direct Involvement
South Africa - Indirect Involvement
South Africa - Presence
South Africa - Principles for South Africa Signatory
Tobacco - Production and Distribution

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005


                        THE PRINCIPLED EQUITY MARKET FUND
                          20 William Street, Suite G40
                         Wellesley, Massachusetts 02481
                                 (781) 235-6323

      This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of The Principled Equity Market Fund (the "Fund") which bears the same date as this Statement of Additional Information and should be read in conjunction with it. The Fund's Prospectus may be obtained from the Fund.

                                Table of Contents


INVESTMENT POLICIES AND TECHNIQUES ....................................2
SPECIAL CONSIDERATIONS ................................................6
TRUSTEES AND OFFICERS .................................................6
MANAGEMENT ............................................................9
PORTFOLIO TRANSACTIONS ...............................................12
CODE OF ETHICS........................................................13
PROXY VOTING POLICY...................................................13
DETERMINATION OF NET ASSET VALUE .....................................15
TAXATION .............................................................15

No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                       INVESTMENT POLICIES AND TECHNIQUES

.......The Prospectus describes the investment objective of the Fund and summarizes certain investment policies and techniques the Fund expects to employ. The following discussion supplements the description of the Fund's investment policies and techniques in the Prospectus.

FUTURES STRATEGIES

.......The Fund may at times seek to hedge against a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase through the purchase and sale of financial futures contracts. Expenses and losses incurred as a result of such hedging strategies will reduce the current return of the Fund.

.......The ability of the Fund to engage in the futures strategies described below will depend on the availability of liquid markets in such instruments. Accordingly, no assurance can be given that the Fund will be able to use these instruments effectively for the purposes stated below. Futures transactions involve certain risks which are described below under "Risks of Futures Strategies."

.......Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade-known as "contract markets" approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

.......Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

.......The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Fund will fall, thus reducing its net asset value. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

.......The sale of financial futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

.......The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

.......Unlike cases where the Fund purchases or sells a security, no price is paid or received by the Fund when it purchases or sells a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Governments Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

.......Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

.......The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

.......Limitations. The Fund will not purchase or sell futures contracts if, as a result, the sum of the margin deposits on its existing futures contracts would exceed 5% of the Fund's total assets or if more than 20% of the Fund's total assets would be exposed to risk of loss by futures contracts. Nor will the Fund maintain a futures position which exposes the Fund to such risk of loss without seeking to close out such position. The Fund anticipates that under normal circumstances not more than lot of the Fund's total assets will be maintained subject to such risk without the Fund seeking to close out sufficient positions to reduce such risk to such lot. In addition, with respect to each futures contract purchased the Fund will set aside in a segregated account at its custodian bank an amount of cash or short-term U.S. Government Securities equal to the total market value of such contracts less the initial margin deposited therefor.

.......Risks of Transactions in Futures Contracts. Successful use of futures contracts by the Fund is subject to the ability of its investment advisers to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the Fund has hedged against the possibility of decline in the values of its investment and the values of its investments increase instead, the Fund will lost part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

.......There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

.......To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for particular futures contracts. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; M the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange for such contracts (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

.......Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures is contracts, debt index futures contracts, or other index futures contracts appropriate to its objective.

.......For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P
500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

.......There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Manager or Sub-Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

.......The successful use of index futures by the Fund for hedging purposes is also subject to the Manager or Sub-Adviser's ability to predict movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part of all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

.......In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions.
Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Manager Sub-Adviser may still not result in a successful hedging transaction over a short time period.

REPURCHASE AGREEMENTS

.......A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency or instrumentality thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the instruments acquired by the Fund (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Fund's custodian until repurchased. The Manager will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in illiquid investments including repurchase agreements having maturities longer than seven days.

.......The use of repurchase agreements by the Fund involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, the Fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon default of the obligation to repurchases are less than the repurchase price, the Fund could suffer a loss.

.......As an alternative to using repurchase agreements, the Fund may from time to time invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes.

SHORT-TERM TRADING

.......In seeking the Fund's objective, the Manager or Sub-Adviser will buy or sell portfolio securities whenever it believes it appropriate to do so. In deciding whether to sell a portfolio security, the Manager or Sub-Adviser will not consider how long the Fund has owned the security. From time to time the Fund will buy securities intending to seek short term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities-excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Manager considers a change in the Fund's portfolio.

WHEN-ISSUED SECURITIES

.......The Fund may purchase securities on a "when-issued" or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security less the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund may establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

                             SPECIAL CONSIDERATIONS

.......The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

.......Shares of the Fund are not expected to have a public market and will, therefore, be illiquid. Although tender offers may be considered by the Trustees quarterly, there can be no assurance that any such tender offers will be made. Accordingly, the Fund should not be considered as a short-term investment or trading vehicle. The value of the Shares as well as the opportunities for gains will fluctuate depending upon market factors.

.......The Fund may enter into financial futures contracts and enter into various currency transactions, including forward currency contracts. The Fund may invest a portion of its assets in restricted securities, purchase securities on a "when-issued" or "delayed delivery" basis, enter into repurchase agreements and lend its portfolio securities. These investment strategies and policies involve certain special risks. See "Investment objective and Policies-Other Investment Policies", "Investment Restrictions" and "Distributions and Taxes".

.......Given the risks described above, an investment in the Shares may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                              TRUSTEES AND OFFICERS

.......The Board of Trustees of the Fund is responsible for the overall management and operations of the Fund. The Trustees and executive officers of the Fund and their principal occupations during the last five years are set forth below. David W.C. Putnam, President and Secretary of the Fund, is a principal stockholder (indirectly) of F. L. Putnam Investment Management Company, the Fund's Manager.


------------------------------------------------------------------------
Name and Address*      Position(s)    Term of Office  Principal
                       Held with the  and Length of   Occupation(s)
                       Fund           Time Served     During Past Five
                                                      Years and Other
                                                      Directorships
------------------------------------------------------------------------
Howard R. Buckley      Trustee        Indefinite:     President, Chief
Born: April 24, 1937                  Since 1996      Executive
20 Appletree Drive                                    Officer and
South Portland, ME                                    Director, Mercy
04106                                                 Health System of
                                                      Maine 1993-2002
                                                      (Retired)
------------------------------------------------------------------------
Sister Anne Mary       Trustee        Indefinite;     Treasurer,
Donovan, SND                          Since 1996      Emmanuel
Born: March 31, 1941                                  College, Boston;
447 Chestnut Hill Ave                                 General
Brookline, MA 02146                                   Treasurer of the
                                                      Sisters of Notre
                                                      Dame de Namur,
                                                      Rome, Italy
                                                      until 1997
------------------------------------------------------------------------

------------------------------------------------------------------------
Name and Address*      Position(s)    Term of Office  Principal
                       Held with the  and Length of   Occupation(s)
                       Fund           Time Served     During Past Five
                                                      Years and Other
                                                      Directorships
------------------------------------------------------------------------
Dr. Loring E. Hart Trustee            Indefinite;     President, St.
Born: September 22, 1924              Since 1998      Joseph's College(Retired)
806 North Road
North Yarmouth, ME 04096
------------------------------------------------------------------------
Sister Mary Laboure    Trustee        Indefinite;     Former
Morin, RSM                            Since 1996      President,
Born: November 17,                                    Portland (Maine)
1931                                                  Regional
St. Catherine's                                       Community,
242 Waltons Ave.                                      Sisters of Mercy
Portland, ME 04103                                    of the Americas,
                                                      1989- present;
                                                      Assistant to the
                                                      Superior General
                                                      and Ministry
                                                      Director,
                                                      Sisters of Mercy
                                                      of Portland,
                                                      1984-1989;
                                                      Member, Eastern
                                                      Mercy Health
                                                      System, Radnor,
                                                      Pennsylvania
------------------------------------------------------------------------
David W. C. Putnam**   Trustee,       Indefinite;     Director, F. L.
Born: October 8, 1939  President and  Since 1996      Putnam
90 Lake Avenue         Secretary                      Securities
Newton Centre, MA                                     Company,
02459                                                 Incorporated;
                                                      Trustee, The
                                                      Northstar Funds,
                                                      Stamford,
                                                      Connecticut;
                                                      Trustee and
                                                      Chairman, Board
                                                      of Trustees, The
                                                      Anchor Funds,
                                                      Worcester,
                                                      Massachusetts;
                                                      Director and
                                                      Treasurer, The
                                                      Asian American
                                                      Bank & Trust
                                                      Company, Boston,
                                                      Massachusetts;
                                                      Former President
                                                      and Director
                                                      until 2001, F.L.
                                                      Putnam
                                                      Investment
                                                      Management
                                                      Company
------------------------------------------------------------------------
Monsignor Vincent      Trustee        Indefinite;     Chancellor,
Tatarczuk                             Since 1998      Diocese of Maine
Born: April 12, 1925                                  (Retired)
35 Jordan Bay Way
Raymond, ME 04071

------------------------------------------------------------------------

------------------------------------------------------------------------
Name and Address*      Position(s)    Term of Office  Principal
                       Held with the  and Length of   Occupation(s)
                       Fund           Time Served     During Past Five
                                                      Years and Other
                                                      Directorships
------------------------------------------------------------------------
George A. Violin, M.D. Trustee        Indefinite;     Physician;
Born: February 21,                    Since 1998      Principal,
1944                                                  Ambulatory
16 Main Street                                        Surgical Centers
Dover, MA 02030                                       of America,
                                                      L.L.C.
------------------------------------------------------------------------
Reverend Mr. Joel M.   Trustee and    Indefinite;     Partner
Ziff, CPA              Chairman of    Since 1996      (retired) of
Born: October 10, 1932 Audit                          Arthur Andersen
344 Cambridge Road     Committee                      & Co.,
Plymouth Meeting, PA                                  accountants;
19462                                                 Director,
                                                      Catholic Health
                                                      East
------------------------------------------------------------------------


* The address of each of the Trustees for correspondence is the address of the Fund.
** Mr. Putnam is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by reason of his affiliation with the Fund and the Adviser.

      The Audit Committee, consisting of all Trustees except David Putnam, is the standing committee of the Board and is responsible for evaluating and nominating the Trust's independent auditors, overseeing and evaluating the quality and objectivity of the Trust's financial statements and the independent audit thereof, and overseeing generally the Trust's accounting and financial reporting policies and practices and its internal controls. The Audit Committee met two times during the last fiscal year.

      After the Fund's first year of operation, each Trustee who is not an interested person of the Fund may be compensated by the Fund at annual rates and in amounts for attendance at Trustees' meetings and for reimbursement for out-of-pocket expenses, all as may be determined by the Trustees from time to time.

      The Declaration of Trust and the By-Laws of the Fund provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust and the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      Although nominee holders of the Shares may at times be the record holders of 5% of more of the outstanding Shares, to the knowledge of the Fund no person owns beneficially 5% or more of the Shares, except (i) Mercy Health Corporation of Pennsylvania, (ii) Mercy Hospital of Pittsburgh, Pennsylvania, (iii) Sisters of Mercy, Pennsylvania and (iv) St. Joseph's Hospital, Atlanta, Georgia. Otherwise, as of the date hereof, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

      The following table provides information about the Trustees' ownership of securities in the Fund:
------------------------------------------------------------------------
Name of Director             Dollar Range of  Aggregate Dollar Range
                             equity           of Equity Securities in
                             Securities in    All Registered
                             the Fund         Investment Companies
                                              Overseen by the
                                              Director/Trustee in
                                              Complex
------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------
David W.C. Putnam            over $100,000    over $100,000
------------------------------------------------------------------------

------------------------------------------------------------------------
Name of Director             Dollar Range of  Aggregate Dollar Range
                             equity           of Equity Securities in
                             Securities in    All Registered
                             the Fund         Investment Companies
                                              Overseen by the
                                              Director/Trustee in
                                              Complex
------------------------------------------------------------------------
Independent Trustee
------------------------------------------------------------------------
Howard R. Buckley            $10,001 -        $10,001 - $50,000
                             $50,000
------------------------------------------------------------------------
Sister Anne Mary Donovan,    $10,001 -        $10,001 - $50,000
SND                          $50,000
------------------------------------------------------------------------
Dr. Loring E. Hart           None             None
------------------------------------------------------------------------
Sister Mary Laboure Morin,   None             None
RSM
------------------------------------------------------------------------
Monsignor Vincent Tatarczuk  None             None
------------------------------------------------------------------------
George A. Violin, M.D.       over $100,000    over $100,000
------------------------------------------------------------------------
Reverend Mr. Joel M. Ziff    None             None
------------------------------------------------------------------------

* Information provided as of December 31, 2004


Section 16(a) Beneficial Ownership Reporting Compliance

      Each of the trustees/directors of the Fund during the fiscal year ended December 31, 2003 has not filed a beneficial ownership report on Form 3. To the knowledge of the Fund, reports on Form 4 inadvertently were not filed with respect to the following transactions involving shares of the Fund which took place during a prior fiscal year: One transaction by Howard R. Buckley to purchase shares of the Fund; one transaction by George A. Violin, M.D., F.A.C.S. to purchase shares of the Fund; one transaction by Sister Anne Mary Donovan to purchase shares of the Fund; and one transaction by David W.C. Putnam to purchase shares of the Fund. These omissions are being corrected through filings on Forms 3 and 4.


                                   MANAGEMENT

      The Manager, serves as general investment and business manager of the Fund pursuant to a written management agreement (the "Management Agreement"). Under the Management Agreement, the Manager is authorized to hire a sub-adviser, subsequent to the approval of the Fund.

      From the Fund's inception until February 13, 1998, PanAgora Asset Management, Inc. ("PanAgora"), served as a sub-investment adviser pursuant to a written investment advisory agreement (the "Former Sub-Advisory Agreement") providing for PanAgora to manage the Acceptable securities identified by the Manager. As required by the Investment Company Act of 1940 (the "1940 Act"), the Former Sub-Advisory Agreement terminated when PanAgora underwent a "change in control" as identified by the 1940 Act. Accordingly from July 19, 2004 until December 10, 2004, PanAgora provided consulting services to the Fund at no charge. On December 10, 2004, the shareholders and the Trustees approved the New Sub-Advisory Agreement, and PanAgora resumed as Sub-Adviser. For its services, the Fund pays the Manager a monthly fee equal to .25% per annum of the Fund's average monthly net assets. From this fee the Manager expects to pay a monthly fee at the annual rate of .15% of such average net assets to the Sub-Adviser and retains a fee of .10% of such net assets.


RENEWAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

      At their September 21, 2004 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Fund and Sub-Advisor.

      The Trustees considered, among other materials, responses by the Manager and Sub-Advisor to inquiries requesting:

- a description of any significant changes (actual and anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

- made available a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

- a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firms or their personnel, including the results of any recent regulatory examination or independent audit;

- a comparison of the performance of the Fund with performance of other similar accounts managed by the firms including a discussion of relative performance versus a peer group average and any remedial measure if the firm's performance was materially below that of the peer group;

- made available a cost / profitability analysis of the firms and any actual or anticipated economies of scale in relation to services they provide to the Fund, if available;

- made available an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

- made available an evaluation of any other benefits to the firms or Fund as a result of their relationship, if any;

- a description of the scope of the portfolio management services provided to the Fund, including whether such services differ from the services provided to other clients, including other registered investment companies;

- a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

- made available a description of the basis upon which portfolio managers are compensated, including and "incentive" arrangements;

- a discussion regarding the firms' participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firms' methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

- a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

- a discussion of the firms' compliance programs with regard to federal, state, corporate and Fund requirements;

- made available information regarding the firms' code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

-       a description of the firms' affiliation with any broker-dealer;

- a discussion of any anticipated change in the firms' controlling persons, and;

- verification of the firms' insurance coverage with regards to the services provided the Fund.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

- a table comparing the performance of the Fund to appropriate indices, including comments on the relative performance of the Sub-Advisor and the Fund versus comparable indices:

- a discussion of any underperformance by the Sub-Advisor relative to its peer group and whether (and if so why) the Sub-Advisor should have its contract renewed;

- made available a table detailing the Manager's profitability with respect to the Fund;

- made available an analysis of any material complaints received from the Fund shareholders;

-       a discussion of the Manager's compliance program;

- a description of the portfolio turnover rate and the average execution costs for the Fund and the Sub-Advisor;

- a discussion of whether the Manager receives, with respect to trade execution for the Fund, other special compensation, including any payment for order flow;

-       any ideas for the future growth and efficient operation of the Fund.

Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Sub-Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.



CONSIDERATIONS WITH RESPECT TO THE FUND


      In determining whether to approve the continuance of the Management Agreement and Sub-Advisory Agreement, the Trustees considered the following factors: (1) the nature and the quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or Sub-Advisor's cost for providing the services and the profitability of the advisory business to the Manager or Sub-Advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and
(5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

      With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent performance at low-cost; the Manager's record in building improved compliance and control functions that reduce risk to the Fund; the active role of the Manager in monitoring and , as appropriate, recommending replacements for the investment Sub- Advisor.

      With respect to the renewal of the Sub-Advisory Agreement, the Trustees, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts.


ADDITIONAL CONSIDERATIONS

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund matched its benchmark indices for the one, five- and from inception periods ended December 31, 2004;
(2) the expense ratio of the Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at low cost to investors, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

      The Sub-Adviser and the Manager are responsible for investment of the Fund's assets in accordance with the Fund's investment objective and policies and the directions of the Trustees. They make investment decisions for the Fund and place orders for the purchase and sale of its portfolio securities. The manager supervises the administration of the business affairs of the Fund. In addition, the Manager provides the Fund with certain office space and facilities for managing the Fund's business affairs, with the services of required executive personnel and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. As compensation for these services, the Fund pays the Manager a fee at the rate of .25% per annum of the Fund's average monthly net assets, subject to voluntary waiver or reimbursement by the Manager. From this fee the Manager expects to pay the Sub-Adviser a fee at the rate of .15% per annum of such average net assets.

The Fund's average monthly net assets are determined for the purpose of calculating these fees by taking the average of all the monthly determinations of net assets (total assets, less all liabilities) on the last business day of each calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      The Fund pays its own expenses as described in the Prospectus under "Management-The Manager." However, the Management Agreement provides that if the total expenses of the Fund in any fiscal year exceed the permissible limits applicable to the Fund in any state in which shares of the Fund are then qualified for sale (no such limits are currently so applicable), the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Fund, subject to readjustment during the Fund's fiscal year. Taxes, brokerage costs, interest expenses and extraordinary expenses, are not included as expenses for the purpose of this expense limitation.

      Unless earlier terminated pursuant to its terms, each of the Management Agreement and the new Sub-Advisory Agreement will continue in effect for two years from its date of execution and may be continued from year to year thereafter if such continuation is specifically approved at least annually (i) by the Board of Trustees or by the vote of a majority, as defined in the 1940 Act, of the Fund's outstanding Shares, and (ii) by the vote of a majority of the Trustees who are not parties to such agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each such agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by vote of the Trustees or the shareholders of the Fund and, in the case of the new Sub-Advisory Agreement, also by the Manager, or by the Manager or the Sub-Adviser, as appropriate, upon not more than 60 nor less than 30 days, written notice, or upon such shorter notice as may be mutually agreed upon.

      David W. C. Putnam, Secretary and a Trustee of the Fund, is an indirect owner of the Manager.


                                PORTFOLIO MANAGER

1. William G. Zink, Director of Structured Investments at PanAgora Asset Management, Inc. ("PanAgora") since April 1998, is the fund's portfolio manager. Mr. Zink, who has been with PanAgora since September 1988, is primarily responsible for the day-to-day management of the following other accounts:

      (1) No other accounts for registered investment companies; (2) 10 accounts with assets totaling $309,729,346 for pooled investment vehicles;
      (3) No other accounts

None of the above accounts have an advisory fee which is based on the performance of the account.

The Portfolio Manager does not believe that there are any material conflicts between the investment strategy for the Fund and any other accounts managed by the portfolio manager, nor any material conflicts in the allocation of investment opportunities between the Fund and such other accounts.

2. Portfolio Managers at PanAgora Asset Management, Inc. receive a fixed base salary. With respect to the Fund, the Portfolio Manager does not receive any performance-based compensation.

3. The Portfolio Manager beneficially owns none of the Fund's shares.



                             PORTFOLIO TRANSACTIONS

      Subject to the supervision of the Trustees, the Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Over-the-counter stocks and bonds are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. orders are placed directly with a principal market maker unless equal or better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokerage commissions are paid on transactions in listed securities, options, futures contracts and options thereon.

      The Fund may, from time to time, place brokerage transactions with a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser. When such transactions are made, in accordance with Rule 17e-1 under the 1940 Act, commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

      The Manager and the Sub-Adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and negotiating commissions, the Manager or the Sub-Adviser consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide research or statistical material or other services to the Fund or to the Manager or the Sub-Adviser. The Manager and the Sub-Adviser are of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not reduce expenses but may benefit the Fund by supplementing the research of the Manager and the Sub-Adviser.

      The Manager and the Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by them in servicing all of their accounts. In their opinion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund. They will attempt to allocate equitably portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of the Manager and the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of the Fund.


                                 CODE OF ETHICS

      The Fund has adopted a code of ethics under Rule 17j-1 of the 1940 Act. A copy of the Code of Ethics is attached as an exhibit to this form. In addition this code can be viewed and copied in the Commission's Public Reference Room in Washington, D.C. or by calling the Fund collect at 508-831-1171. The Code of Ethics is also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                               PROXY VOTING POLICY

      This policy is designed to reflect the fiduciary duty to vote proxies in favor of shareholder interests. In determining our vote, we will not subordinate the economic interest of the Fund to any other entity or interested party. The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

o     Approval of auditors
o     Election of directors
o     Indemnification provisions for directors
o     Liability limitations of directors
o     Name changes

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder's investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the fund. Non-routine matters include:

o     Mergers and acquisitions
o     Restructuring
o     Re-incorporation
o     Changes in capitalization
o     Increase in number of directors
o     Increase in preferred stock
o     Increase in common stock
o     Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

o     Poison pills
o     Golden parachutes
o     Greenmail
o     Supermajority voting
o     Dual class voting
o     Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

o     Annual election of directors
o     Anti-poison pill
o     Anti-greenmail
o     Confidential voting
o     Cumulative voting

The full Board has delegated to a sub committee consisting of two (2) board members and one (1) officer of the Trust the implementation of this policy with respect to specific votes by the Trust, which can include delegation of certain proxy voting decisions to the Fund's Chief Compliance Officer, subject to continuing oversight by the Board.

                        DETERMINATION OF NET ASSET VALUE

      The following discussion supplements the discussionof the determination of the net asset value of Shares contained in the Prospectus.

      In valuing the Fund's assets, securities listed on an exchange or traded over-the-counter and quoted on the Nasdaq System will be valued at the last sale price on the day of valuation (using prices as of the close of trading) or, if there has been no sale that day, at the last bid price reported on the day of valuation or the last bid price reported as of the close of business on the preceding business day. Over-the-counter securities not quoted on the Nasdaq System will be valued at the current bid price as obtained from two dealers which make markets in such securities or from a pricing service. Securities for which reliable quotations are not readily available and other assets will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments with remaining maturities of 60 days or less will be valued at amortized cost when amortized cost is fair value.

                                    TAXATION

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Fund during October, November or December and paid by the Fund before the following February 1. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

      Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

      Certain options, futures contracts, and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"). Also, section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant gains or losses are treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of the year-end gain or loss. The use of section 1256 contracts may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders. Hedging transactions in options, futures contracts and straddles or other similar transactions will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules). The effect of these rules may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities or convert short-term capital losses into long-term capital losses. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The Fund will use its best efforts to make any available elections pertaining to the foregoing transactions in a manner believed to be in the best interests of the Fund. The 30% limit on gains from the sale of securities held for less than three months and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, or options on futures contracts.

      Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to the shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Corporate shareholders should not anticipate that dividends and distributions by the Fund will qualify for the dividends received deduction, since dividends paid by the Fund are not expected to be derived from dividend income.

      There are differences between federal income tax rules and the accounting principles adopted by the Fund. To the extent that current net realized capital gains are distributed during the course of a fiscal year, the subsequent realization of capital losses at or before the end of the fiscal year could offset such gains for federal income tax purposes. If the amount of distributions paid by the Fund for any fiscal year exceeds its investment company taxable income plus net realized capital gains for the year, the excess is treated as a return of capital. Each distribution paid for that year could be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders are not subject to current federal income tax on the part which is treated as a return of capital, but their basis in shares of the Fund would be reduced by that amount. This reduction of basis would operate to increase capital gain (or decrease capital loss) upon subsequent sale of shares.

      The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      The Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      If more than 50% of the Fund's assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by the Fund's making an election to mark such investments to market annually or to treat the passive foreign investment company as a qualified electing fund."

      The Fund will notify shareholders each year of the amount of dividends and distributions, including the portion of dividends, if any, that may qualify for the dividends received deduction and the amount of any distribution of long-term capital gains or return of capital.

      Redemptions and exchanges of Fund shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss unless the shareholder is a dealer in securities. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the shares or 30 days after such sale.

      As discussed above, there may be a difference between the Fund's book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

      Dividends and distributions also may be subject to state and local taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. The Fund will advise shareholders of the proportion of its dividends consisting of such governmental interest. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

    SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC
            QUESTIONS AS TO FEDERAL, STATE, LOCAL OR FOREIGN TAXES.

Part C

OTHER INFORMATION
Item 25. Financial Statements and Exhibits

 (1) Financial Statements Attached as Exhibit 12 Statement of Assets and Liabilities at December 31, 2004 Statement of Operations for the Year ended December 31, 2004 Statement of Changes in Net Assets for the Year ended December 31, 2004 Selected per Share Data and Ratios Notes to Financial Statements Independent Auditors' Report
(2)   Exhibits
(a) Amended Agreement and Declaration of Trust* (b) Amended By-Laws* (c) Not Applicable (d) Not Applicable (e) Not Applicable (f) Not Applicable (g) Investment Advisory Agreement
      (i) Management Agreement (revised)* (ii) Sub-Advisory Agreement (revised)*
(h)   Not Applicable
(i)   Not Applicable
(j)   Custodian Contract (revised)*
(k)   Transfer Agency and Services Agreement
      (i) Transfer Agency and Services Agreement (revised)* (ii) Administration Agreement (revised) *
(l)   Opinion and Consent of Sullivan & Worcester LLP* (m) Not Applicable
(n) Consent of Livingston & Haynes, P.C. Attached as Exhibit 11 Power of Attorney of Sr. Mary Anne Donovan Attached as Exhibit 17 Power of Attorney of George A. Violin Attached as Exhibit 17
(o) Not Applicable (p) Subscription Agreement (q) Not Applicable (r) Not Applicable

      *  Previously filed


Item 26. Marketing Arrangements

      See the "Cover Page," "Prospectus Summary" and "Purchase of Shares" in the Prospectus.

Item 27. Other Expenses of Issuance and Distribution

      None


Item 28. Persons Controlled by or Under Common Control with Registrant

      None

Item 29. Number of Holders of Securities (as of December 31, 2004)

      Title of Class                                  Number of Record Holders
      Shares of beneficial interest, no par value                21

Item 30. Indemnification

      Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant, its Trustees and officers, its Manager and investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31. Business and Other Connections of the Investment Adviser

      Set forth below is a description of each of the Manager and the Sub-Adviser and of each of their officers and directors and any other business profession, vocation or employment of a substantial nature engaged in by each of such officers or directors during the past two years.

      F. L. Putnam Investment Management Company (the "Manager") is a registered investment adviser offering investment advisory services to individuals, corporations and other institutional accounts.

      John V. Carberry, is President and a director of the Manager. Prior to joining F.L. Putnam, he spent 25 years with Salomon Brothers where he was a managing director in charge of the Atlanta and Boston institutional client offices. From 1998 through 2000, he was a trustee of the Liberty Funds Group and chairman of the board of trustees of the Liberty All-Star Funds. He is currently a trustee of Por Cristo, a non-profit medical volunteer services organization. He is also an overseer of Newton- Wellesley Hospital and a corporation of the Partners Healthcare System, among other charitable organizations.

      Susanne Stauffer is a Senior Vice President and a director of the Manager. Ms. Stauffer has over twenty years' experience in managing portfolios for individuals and institutions. She also served for nine years as Vice President of the Advest Advantage Investment Trusts (mutual funds) and as portfolio manager of the Advest Advantage Income Fund. Ms. Stauffer is a member of the CF A Institute and the Boston Security Analysts Society. She currently serves as a governing board and/or finance committee member for several non-profit educational and healthcare institutions.

      Ellen Flaherty is Senior Vice President Finance and Operations and a director of the Manager. Ms. Flaherty has served for fifteen years in various administrative, accounting and operational positions at F.L. Putnam Investment Management Company.

      Stephen Kennedy is a director of the Manager. Mr. Kennedy is currently retired. Prior to his retirement, he was a Senior Vice President and portfolio manager responsible for managing various portfolios for individuals and institutions at F.L. Putnam Investment Management Company.

      PanAgora Asset Management, Inc. (the "Sub-Adviser") is a Delaware corporation, a registered investment adviser under the Investment Advisers Act of 1940, a registered commodity trading adviser (effective date January 17, 1990) and a member of the National Futures Association. The business office address and telephone number is: 260 Franklin Street, Boston, Massachusetts 02110 and (617) 439-6300. The Sub-Adviser is a joint venture of Putnam Investments, Inc. (an investment company/mutual fund company) and Nippon Life Insurance Company (a mutual life insurance company). Eric Sorenson, President and Chief Executive Officer of the Sub-Adviser, oversees the management of all commodity trading accounts. Employees who manage commodity trading accounts are Edgar E. Peters, Richard T. Wilk, Perry Vieth.

      PanAgora Asset Management, Inc. was incorporated in Delaware in September 1989 as a wholly-owned subsidiary of The Boston Company, Inc. On April 27, 1990 The Boston Company sold 50%of its interest in PanAgora Asset Management, Inc. to Nippon Life Insurance Company and 25% to Shearson Lehman Brothers, Inc. Upon the acquisition of The Boston Company by Mellon Bank Corporation on May 21, 1993, The Boston Company's 25% interest in PanAgora was transferred to Shearson, making Shearson's ownership 50%. On August 2, 1993, Shearson changed its name to Lehman Brothers, Inc. On August 24, 1997 Putnam Investments purchased the 50% stake in PanAgora Asset Management held by Lehman Brothers. Until July 19, 2004, ownership was 50% Putnam Investments and 50% Nippon Life Insurance Company. On July 19, 2004, an ownership transaction occurred changing ownership levels to the following: 80% Putnam Investments and 20% Nippon Life Insurance Company. Prior to the incorporation of PanAgora Asset Management, Inc., all commodity trading was performed by Dr. Richard A. Crowell and Mr. Edgar E. Peters as officers of Boston Safe Deposit and Trust Company, a subsidiary of The Boston Company, Inc. and a Massachusetts bank.

      Principals of the Sub-Adviser (in addition to Putnam Investments and Nippon Life) are as follows:

Eric H. Sorenson, Ph.D.

      Dr. Sorenson has been the President and Chief Executive Officer for PanAgora Asset Management, Inc since July 2004. Prior to joining PanAgora Asset Management, Inc., Dr. Sorenson was a Managing Director of Putnam Investments since 2000 and Managing Director of Salomon Smith Barney from 1986-2000.


Edgar E. Peters

      Mr. Peters is the Director of Asset Allocation for PanAgora Asset Management, Inc. He is responsible for overseeing all tactical asset allocation investments. He has been Chief Investment Officer of PanAgora Asset Management, Inc. since June of 1999. He was Vice President of Boston Safe Deposit and Trust Company (a Massachusetts bank) until July of 1995. Mr. Peters, who joined The Boston Company in August 1985, directed investment of commodity trading accounts as Vice President of Boston Safe Deposit and Trust Company, a subsidiary of The Boston Company, Inc. Previous to that, Mr. Peters was Manager of Investment Technology at Interactive Data Corporation (a computer services company) where he assisted clients in using passive investment services from March 1983 to August 198S. Mr. Peters currently oversees the management of tactical asset allocation commodity trading accounts for the Sub- Adviser.


Brian R. Bruce

      Mr. Bruce is the Director and Head of Equity of PanAgora Asset Management, Inc. He is responsible for overseeing all equity investments. He was Professor at Southern Methodist University from March 1996 to December 1999; President of InterCoast Capital Company from May 1994 to March 1996; Vice President of State Street Boston & Trust from March 1990 to May 1994.


Richard T. Wilk

      Mr. Wilk is the Director of Active Equity of PanAgora Asset Management, Inc. responsible for overseeing all active equity investments. He was Vice President of Boston Safe Deposit and Trust Company (a Massachusetts bank) until July of 1995. Mr. Wilk joined The Boston Company in January 1980. From 1982 to 1985, Mr. Wilk was Product Manager of Boston Safe's Analytical Time-Sharing Service. Mr. Wilk currently manages global and asset allocation commodity trading accounts for the Sub-Adviser.


William G. Zink

      Mr. Zink is the Director of Structured Equity of PanAgora responsible for managing structured equity investments. Mr. Zink was general manager of PanAgora Asset Management, Inc. from January 1990 until September 1993. He was Vice President of Boston Safe Deposit and Trust Company (a Massachusetts bank) from November 1988 until July of 1995. Prior to that, he was Vice President of The Boston Company Advisors, Inc. (a registered investment adviser) from June 1989 to June 1991, Vice President of The Boston Company Institutional Investors, Inc.

(a registered investment adviser) from June 1989 to June 1991. Mr. Zink was vice President of Interactive Data Corporation (a financial services company) from April 1975 to September 1988. Mr. Zink currently manages equity commodity trading accounts for the Sub-Adviser.


Perry J. Vieth, CFA, JD

      Mr. Vieth has been the Director and Head of Fixed Income and Currency at PanAgora Asset Management, Inc. since October of 1999. Prior to joining PanAgora Asset Management, Inc., he was Senior Vice President of Fleet Investment Advisors from August 1993 to October 1999 and Vice President of Fuji Securities from May 1989 to July 1993.

Lawrence Pohlman, Ph.D.

      Dr. Pohlman has been the Director and Co-Head of PanAgora Asset Management, Inc. since September of 1999. Prior to joining PanAgora Asset Management, Inc., he was Director of Fixed Income Research at Independence Investment Associates from May 1994 to May 1999 and Vice President at Blackrock Financial Management from June 1989 to May 1994.


Michael H. Turpin

      Mr. Turpin has been Chief Operating Officer of PanAgora Asset Management, Inc. since February of 2000 and Chief Compliance Officer since February of 2005. Mr. Turpin was vice president of Northeast Saw and Supply Company (a Massachusetts corporation) in Northboro, Massachusetts.

Item 31. Location of Accounts and Records

      Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, include Registrant, Registrant's custodian, Investors Bank and Trust Company, 200 Clarendon Street, 18th Floor, Boston, Massachusetts 02116 and its administrator and transfer agent, Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612.


Item 33 Management Services

Not applicable

Item 34. Undertakings

      The undersigned Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10k from its net asset value per share as of the effective date of this Registration Statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable.

(3) Not applicable.

      The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

           (2) That for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the Securities offered herein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

The undersigned Registrant hereby undertakes that:

           (1) That for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration in reliance upon Rule 430A and contained in 'a form of prospectus filed by the registrant pursuant to Rule 424 (b) (1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

           (2) That for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Newton, Commonwealth of Massachusetts on the 21st day of March, 2005.

                               By:  /s/  DAVID W.C. Putnam
                                    David W.C. Putnam, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature               Title                  Date

/s/DAVID W.C. PUTNAM    President and Trustee  March 21, 2005
David W. C. Putnam      (principal executive
                        officer)

/s/HOWARD R. BUCKLEY    Trustee                March 21, 2005
Howard R. Buckley

/s/SR. ANNE MARY        Trustee                March 21, 2005
DONOVAN
Sr. Anne Mary Donovan

/s/DR. LORING E. HART                          March 21, 2005
Dr. Loring E. Hart

/s/SR. MARY LABOURE     Trustee                March 21, 2005
MORIN Sr. Mary Laboure
Morin

/s/REV. VINCENT         Trustee                March 21, 2005
TATARCZUK
Rev. Vincent A.
Tatarczuk

/s/GEORGE A. VIOLIN     Trustee                March 21, 2005
George A Violin

/s/JOEL M. ZIFF         Trustee                March 21, 2005
Rev. Mr. Joel M. Ziff

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-2A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/

Pre-Effective Amendment No.    /  /

Post-Effective Amendment No. 9 /x/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /x/

Amendment No. 12     /x/


===============================================================================

                        THE PRINCIPLED EQUITY MARKET FUND


===============================================================================